UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2009

South Texas Oil Company
(Exact name of Registrant as specified in its charter)

Nevada	001-33777	74-2949620
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

300 East Sonterra Boulevard Suite 1220 San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (210) 545-5994

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Interim Operations Update

On May 28, 2009, the Company issued a press release date May 28, 2009 , which is incorporated herein by reference and attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished as part of this report on Form 8-K:

99.1	Press Release dated May 28, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

South Texas Oil Company

Date: May 28, 2009	By:	/s/ Michael J. Pawelek
Michael J. Pawelek
Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated May 28, 2009.